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                              OLYMPIC FINANCIAL LTD.

                       NON-STATUTORY STOCK OPTION AGREEMENT


     Olympic Financial Ltd., a Minnesota corporation (the "Company"), hereby grants to Warren Kantor (the "Optionee"), an option (the "Option") to purchase a total of 125,000 shares of the $.01 par value common stock ("Common Stock") of the Company (the "Shares"), at the price determined as provided herein, and in all respects subject to the terms, definitions and provisions hereof. The grant of this Option is subject to the approval thereof by the shareholders of the Corporation (if such approval is required by applicable laws or regulations) and by the Board of Directors of the Corporation.

     1. NATURE OF THE OPTION. This Non-Statutory Stock Option is not intended to qualify as an Incentive Stock Option as defined in Section 422A of the Code.

     2. EXERCISE PRICE. The exercise price is $14.87 for each share of Common Stock, which price the Board of Directors of the Company (the "Board") has determined is not less than the fair market value per share of the Common Stock on the date of grant.

     3. EXERCISE OF OPTION. The Option shall be exercisable during its term as follows:

          (i)   RIGHT TO EXERCISE.

                (a) Subject to subsections 3(i)(b),(c) and (d) below, this Option shall be exercisable to the extent of one hundred percent (100%) of the Shares subject to the Option commencing on December 31, 1997. Provided, however, as of the date prior to the date of the occurrence of the first to occur of any of the following events prior to December 31, 1997, notwithstanding the previous sentence of this subsection 3(i)(a), this Option shall be exercisable cumulatively to the extent of one hundred percent (100%) of the Shares subject to the Option regardless of whether otherwise exercisable by the Optionee:

                      x)   the death or disability of Optionee; or

                      y) the termination by the Company of the Consulting Agreement dated as of December 18, 1996, by and between the Company and the Optionee (the "Consulting Agreement") without Cause as such term is defined in the Consulting Agreement; or the termination of the Consulting Agreement by Optionee due to the material breach thereof by the Company; or

                      z) a "Change of Control" of the Company. As used herein the term "Change of Control" shall mean the closing of any transaction or series of transactions by which the Company shall merge with or consolidate into any other person or lease or sell substantially all of its and its subsidiaries assets (other than asset sales in connection with automobile loan securitization transactions)


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          substantially as an entirety to any other person or by which any person or group (within the meaning of Rule 13d-5 under the Securities Exchange Act of 1934) acquires, directly or indirectly, 51% or more of the Company's outstanding common stock (calculated on a fully diluted basis); or

and, provided further, in the event the Consulting Agreement is terminated prior to December 18, 1997 by the mutual agreement of the Company and the Optionee, notwithstanding the previous sentence of this subsection 3(i)(a), this Option shall be exercisable cumulatively to the extent of that fraction of the Shares subject to the Option the numerator of which shall be the number of days elapsed in 1997 as of the date of such termination and the denominator of which shall be 365, rounded down to the next lower full share amount.

                      (b) This Option may not be exercised for a fraction of a share.

                      (c) In the event of Optionee's death, disability or other termination of the Consulting Agreement, the exercisability of the Option is governed by Sections 7, 8 and 9 below, subject to the limitations contained in subsection 3(i)(d).

                      (d) In no event may this Option be exercised after the date of expiration of the term of this Option as set forth in Section 11 below.

          (ii) METHOD OF EXERCISE. This Option shall be exercisable by written notice which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be required by the Company. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the exercise price. Until certificates for the Shares are issued to the Optionee, such Optionee shall not have any rights as a shareholder of the Company.

     No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

     4. OPTIONEE'S REPRESENTATIONS. In the event the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Optionee shall, concurrently with the exercise of all or any portion of this Option, deliver to the Company his Investment Representation Statement in the form attached hereto as Exhibit A.

     5. METHOD OF PAYMENT. Payment of the exercise price shall be by (i) cash; (ii) check; or (iii) if authorized by the Board of Directors of the Company, the surrender of other shares of Common Stock of the Company which
(A) either have been owned by the Optionee for more


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that six (6) months on the date of surrender or were not acquired, directly or indirectly, from the Company and (B) have a fair market value (as determined by the Board) on the date of surrender equal to the exercise price of the Shares as to which the Option is being exercised.

     6. RESTRICTIONS ON EXERCISE. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G") as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

     7. TERMINATION OF CONSULTING AGREEMENT. In the event of termination of the Consulting Agreement (i) by Optionee other than due to the material breach of the terms thereof by the Company or (ii) by the Company for Cause, the Option shall terminate.

     8. DISABILITY OF OPTIONEE. In the event of termination of the Consulting Agreement, as a result of Optionee's disability, he may, but only within one year from the date of such termination (but in no event later than the date of expiration of the term of this Option as set forth in Section 11 below), exercise his Option to the extent he was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

     9. DEATH OF OPTIONEE. In the event of the death of Optionee during the term of this Option, the Option may be exercised, at any time within one (1) year following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in Section 11 below), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent Optionee was entitled to exercise the Option at the date of death.

     10. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by him. The terms of this Option shall be binding upon the Optionee and his or her personal representatives, heirs, successors and assigns.

     11. TERM OF OPTION. This Option may not be exercised after December 18, 2006, and may be exercised only in accordance with the terms of this Option.

     12. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER. The number of shares of Common Stock covered by this Option and the exercise price shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that


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conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, or options or rights to purchase shares of stock of any class shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to this Option.

     In the event of the proposed dissolution or liquidation of the Company, the Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that the Option shall terminate as of a date fixed by the Board and give the Optionee the right to exercise his Option as to all or any part of the Shares. In the event of a change of control of the Company, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of ten (10) days from the date of such notice, and the Option will terminate upon the expiration of such period.

     13. NO RIGHTS AS SHAREHOLDER. The Optionee shall have no rights as a shareholder with respect to any Shares subject to this Option prior to the date of issuance to him of a certificate or certificates for such shares.

DATE OF GRANT: December 18, 1996

                                       OLYMPIC FINANCIAL LTD.

                                       By: /s/ Scott H. Anderson
                                          ---------------------------------
                                           Scott H. Anderson
                                           Title: Vice Chairman


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     OPTIONEE ACKNOWLEDGES RECEIPT OF A COPY OF THE OPTION AGREEMENT AND
CERTAIN INFORMATION RELATED THERETO AND REPRESENTS THAT HE IS FAMILIAR WITH THE TERMS AND PROVISIONS THEREOF, AND HEREBY ACCEPTS THIS OPTION SUBJECT TO ALL OF THE TERMS AND PROVISIONS THEREOF. OPTIONEE HAS REVIEWED THIS OPTION IN ITS ENTIRETY, HAS HAD AN OPPORTUNITY TO OBTAIN THE ADVICE OF COUNSEL PRIOR TO EXECUTING THIS OPTION AND FULLY UNDERSTANDS ALL PROVISIONS OF THE OPTION. OPTIONEE HEREBY AGREES TO ACCEPT AS BINDING, CONCLUSIVE AND FINAL ALL DECISIONS OR INTERPRETATIONS OF THE BOARD UPON ANY QUESTIONS ARISING UNDER THE OPTION. OPTIONEE FURTHER AGREES TO NOTIFY THE COMPANY UPON ANY CHANGE IN THE RESIDENCE ADDRESS INDICATED BELOW.

                                       Optionee:

Dated: December 18, 1996               /s/ Warren Kantor
                                       ----------------------------------
                                       Warren Kantor
                                       Residence Address:
                                       720 Springmill Road
                                       Villanova, PA  19185


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                                   EXHIBIT A

                      INVESTMENT REPRESENTATION STATEMENT

PURCHASER:        Warren Kantor

ISSUER:           OLYMPIC FINANCIAL LTD.

SECURITY:         COMMON STOCK

AMOUNT:           125,000 SHARES

DATE:             __________________,_________


In connection with the purchase of the Common Stock ("Securities") of OLYMPIC FINANCIAL LTD. (the "Company"), the undersigned represents to the Company the following:

     (a) I am aware of the Company's business affairs and financial condition, and have acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. I am purchasing these Securities for my own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended (the "Securities Act").

     (b) I understand that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of my investment intent as expressed herein. In this connection, I understand that, in the view of the Securities and Exchange Commission (the "SEC"), the statutory basis for such exemption may be unavailable if my representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

     (c) I further understand that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. Moreover, I understand that the Company is under no obligation to register the Securities. In addition, I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

     (d) I am familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof, in a non-public

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offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of issuance of the Securities, such issuance will be exempt from registration under the Securities Act. In the event the Company later becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter the securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including among other things: (1) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange
Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, and the amount of securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), if applicable. Notwithstanding this paragraph (d), I acknowledge and agree to the restrictions set forth in paragraph (e) hereof.

     In the event that the Company does not qualify under Rule 701 at the time of issuance of the Securities, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires among other things: (1) the availability of certain public information about the Company, (2) the resale occurring not less than two years after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities less than three years, (3) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable.

     (e) I further understand that in the event all of the applicable requirements of Rule 144 or Rule 701 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact Rule 144 and Rule 701 are not exclusive, the staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 or Rule 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

                                       Signature of Purchaser:


                                       --------------------------------------
                                       Warren Kantor
                                       Date: _________________, 199___



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